EQUITY AND NON-CONTROLLING INTERESTS	6 Months Ended
Jun. 30, 2023
Disclosure of classes of share capital [abstract]
EQUITY AND NON-CONTROLLING INTERESTS	EQUITY AND NON-CONTROLLING INTERESTS
Share capital
On April 28, 2023, ArcelorMittal cancelled 25 million treasury shares to keep the number of treasury shares within appropriate levels. This cancellation took into account the shares already purchased under the 60,431,380 share buyback program (see below). Following this cancellation, the aggregate number of shares issued and fully paid up and share capital decreased from 877,809,772 and 312 as of December 31, 2022 to 852,809,772 and 303 as of June 30, 2023, respectively.
Authorized shares
Following the above-mentioned cancellation of treasury shares on April 28, 2023, authorized share capital decreased from 404 represented by 1,136,418,599 ordinary shares without nominal value as of December 31, 2022 to 395 represented by 1,111,418,599 ordinary shares without nominal value as of June 30, 2023.
Dividends
On May 2, 2023 at the annual general meeting of shareholders, the shareholders approved the Company’s dividend of $0.44 per share. The dividend amounted to 370 and payment includes two installments; the first installment of 185 was paid on June 15, 2023 and the second one will be settled on December 7, 2023. During the six months ended June 30, 2023, dividend paid to non-controlling interests amounted to 65.
Share buyback
On March 31, 2023, ArcelorMittal completed its share buyback program of 60,431,380 shares announced on July 29, 2022 under the authorization given by the annual general meeting of shareholders of May 4, 2022. The total repurchase value was €1,456 million (1,492) at an approximate average price per share of €24.10 ($24.68). The Significant Shareholder has decided not to participate in the program consistent with the position announced on February 25, 2022.
On May 5, 2023, ArcelorMittal announced the commencement of a new buyback program of up to 85 million shares under the authorization given by the annual general meeting of shareholders of May 2, 2023, to be completed by May 2025. The actual amount of shares that will be repurchased pursuant to this new program will depend on the level of post-dividend free cash flow ("FCF") (calculated as net cash provided by operating activities less purchases of property, plant and equipment and intangibles less dividends paid to non-controlling shareholders) generated over the period (the Company’s defined policy is to return a minimum of 50% of post-dividend annual FCF), the continued authorization by shareholders, and market conditions. At market closure on June 30, 2023, ArcelorMittal had repurchased 5.7 million shares for a total value of €138 million (149) at an average price per share of €24.18 ($26.17).
The shares acquired under share buy back programs are intended (i) to meet ArcelorMittal’s obligations under debt obligations exchangeable into equity securities (ii) to reduce ArcelorMittal’s share capital, and/or (iii) to meet ArcelorMittal’s obligations arising from employee share programs.
Treasury shares
ArcelorMittal held 13.6 million and 72.5 million treasury shares as of June 30, 2023 and December 31, 2022, respectively.
Mandatorily convertible subordinated notes
On May 19, 2023, upon mandatory conversion of the 24,290,025 outstanding mandatorily convertible subordinated notes ("MCNs") due May 18, 2023, ArcelorMittal delivered a total of 57,057,991 treasury shares (of which 9,396,120 to the Significant Shareholder) with a carrying amount of 1,534. The Company determined that the MCNs are a hybrid instrument including an equity component and a debt component. Following the mandatory conversion, it derecognized the 509 equity component presented separately in the statements of changes in equity and recognized a 1,025 (794 net of tax) decrease in additional paid-in capital.
Mandatory convertible bonds
On March 14, 2023, the Company through its wholly-owned subsidiary Hera Ermac early repaid 226,666 out of the 666,666 outstanding unsecured and unsubordinated bonds mandatorily convertible into preferred shares of such subsidiary ("MCBs") for a total cash consideration of 340. The bonds were placed privately with a Luxembourg affiliate of Crédit Agricole. The Company determined that the MCBs are a hybrid instrument including an equity component recognized as non-controlling interests and a liability component. Following the early partial repayment, the Company allocated the cash consideration to the liability component (25) and equity component (315) of the instrument, which resulted in a 291 decrease in non-controlling interests and a 24 decrease in retained earnings consistent with the original allocation using the net present value of the future interest payments at the date of early redemption.
Votorantim put option liability
On March 30, 2022, Votorantim S.A. exercised the put option right it has under its shareholders’ agreement with the Company with respect to its 2.9% preferred share interest in ArcelorMittal Brasil following the acquisition of Votorantim S.A.'s long steel business in Brazil in 2018, which became a wholly-owned subsidiary of ArcelorMittal Brasil. The exercise price is calculated pursuant to an agreed formula in the shareholders’ agreement which applies a 6 times multiple of ArcelorMittal Brasil Longs Business EBITDA in the four immediately preceding calendar quarters from the date of the put option exercise (subject to certain adjustments, such as the exclusion of any unusual, infrequent or abnormal events) less an assumed net debt of BRL 6.2 billion times 15%. The Company determined that it has a present ownership interest in the preferred shares subject to the put option and recognized a financial liability at amortized cost measured at the present value of the redemption amount. The Company calculated the put option exercise price in the amount of BRL 1.0 billion (0.2 billion) but Votorantim S.A. has indicated that it does not agree with ArcelorMittal Brasil’s calculation of the exercise price and filed a request for arbitration on September 28, 2022. The definition of the final put option exercise price will be subject to the arbitration procedure, whose estimated timing for resolution is currently unknown. In January 2023, ArcelorMittal Brasil settled the undisputed amount it accepts as the value of the put option for 179.